SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

VarsityBooks.com Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined)

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

[VARSITY BOOKS LOGO]

VARSITYBOOKS.COM INC.

2020 K Street, N.W., 6th Floor
Washington, D.C. 20006

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held June   , 2000

To our stockholders:

      Notice is hereby given that a special meeting of stockholders of VarsityBooks.com Inc. (the “Company”) will be held at the offices of Shaw Pittman, 1676 International Drive, McLean, Virginia 22102 on June   , 2000 at 10:00 a.m., local time:

1.	to vote on a proposal to amend the Certificate of Incorporation of the Company, as amended, to change the Company’s name from “VarsityBooks.com Inc.” to “Varsity Group Inc.” and

2.	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      Only stockholders of record at the close of business on May 18, 2000 will be entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the special meeting at the special meeting and during normal business hours, for ten days prior to the special meeting, at the offices of the Company, 2020 K Street, N.W., 6th Floor, Washington, D.C. 20006.

By Order of the Board of Directors,

/s/JACK LEWIS
Jack Lewis
Secretary

Dated:

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Appendix A

VARSITYBOOKS.COM INC.

2020 K Street, N.W., 6th Floor
Washington, D.C. 20006

Special Meeting of Stockholders

June   , 2000

PROXY STATEMENT

GENERAL INFORMATION

Proxy Solicitation

      This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at a special meeting of stockholders to be held at the offices of Shaw Pittman, 1676 International Drive, McLean, Virginia on June   , 2000 at 10:00 a.m., local time. The purpose of the special meeting and the matters to be acted upon are set forth in the accompanying notice of special meeting.

      We are mailing this proxy statement and the enclosed proxy to stockholders entitled to vote at the special meeting.

      We will pay the cost of the proxy solicitation. In addition to the solicitation of proxies by use of the mails, our officers and other employees may solicit proxies by personal interview, telephone, facsimile and telegram. If any of these individuals are asked to perform these services, they will not receive compensation and the services will be performed in addition to their regular duties. We have also made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation material for shares held of record by them to the beneficial owners of the shares. We will reimburse any of these entities or people for their reasonable out-of-pocket expenses in forwarding the proxy solicitation materials.

      This proxy statement and the enclosed proxy are first being mailed to our stockholders on or about June   , 2000.

Voting and Revocability of Proxies

      A proxy for use at the special meeting and a return envelope are enclosed. Any shares of our common stock, par value $0.0001 per share (the “common stock”) which are represented by a properly executed proxy that is received in time and not revoked will be voted at the special meeting in accordance with the instructions indicated in the proxy. If no instructions are indicated, the shares will be voted “FOR” the amendment of the Company’s Certificate of Incorporation, as previously amended, to change the Company’s name to “Varsity Group Inc.”. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. Neither our board nor our managers and officers are aware of any other matters that are likely to be brought before the special meeting. If any other matters properly come before the special meeting, however, the persons named in the proxy are fully authorized to vote on the matters in accordance with their judgment and discretion.

      A stockholder who has given a proxy may revoke it at any time prior to its exercise at the special meeting by (1) giving written notice of revocation to our Corporate Secretary, (2) properly submitting to us a duly executed proxy bearing a later date or (3) voting in person at the special meeting. All written notices of revocation or other communications with respect to revocation of proxies should be addressed to our Corporate Secretary at our principal executive offices as follows: VarsityBooks.com Inc., 2020 K Street, N.W., 6th Floor, Washington, D.C. 20006, Attention: Corporate Secretary.

Voting Procedure

      All holders of record of our common stock at the close of business on May 18, 2000 will be eligible to vote at the special meeting. Each common stockholder is entitled to one vote at the special meeting for each share they hold. As of May 18, 2000, there were 15,703,392 shares of common stock outstanding.

      The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business. Votes cast in person or by proxy, abstentions and broker non-votes (as defined below) will be tabulated by the inspectors of election and will be considered in the determination of whether a quorum is present at the special meeting. The inspectors of election will treat shares represented by executed proxies that abstain as shares that are present and entitled to vote for purposes of determining the approval of such matter. If, with respect to any shares, a broker or other nominee submits a proxy indicating that instructions have not been received from the beneficial owners or the persons entitled to vote and that the broker or other nominee does not have discretionary authority to vote the shares (a “broker non-vote”) on one or more proposals, those shares will not be treated as present and entitled to vote for purposes of determining the approval of any proposal.

SECURITY OWNERSHIP

Security Ownership of Directors, Executive Officers and Principal Stockholders

PRINCIPAL STOCKHOLDERS

      The following table sets forth information regarding beneficial ownership of our common stock as of May 18, 2000, by:

•	each person, or group of affiliated persons, who we know beneficially owns more than five percent in the aggregate of the outstanding shares of our common stock;

•	each of our executive officers named in the Summary Compensation Table;

•	each of our directors;

•	each director nominee; and

•	all directors and executive officers as a group.

      Under the rules of the Securities and Exchange Commission, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable under stock options or warrants that are exercisable within 60 days of May 18, 2000. Shares issuable under stock options or warrants are deemed outstanding for computing the percentage of the person holding options but are not outstanding for computing the percentage of any other person. The percentage of beneficial ownership for the following table is based upon 15,703,392 shares of common stock outstanding as of May 18, 2000.

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      Unless otherwise indicated, the address for each listed stockholder is: c/o VarsityBooks.com Inc., 2020 K Street, N.W., 6th Floor, Washington, D.C. 20006. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting power and investment power with respect to all shares of common stock.

	Shares of Common Stock
	Beneficially Owned
Name of
Beneficial Owner	Number	Percentage

Mayfield Fund (1)	2,342,894	14.9%

The Carlyle Group (2)	2,108,070	13.4

Tribune Ventures (3)	1,488,095	9.5

Eric J. Kuhn (4)	1,085,049	6.9

FBR Technology Venture Partners L.P. (5)	992,063	6.3

Richard Hozik (6)	57,748	*

Allen L. Morgan (7)	2,350,334	15.0

Andrew J. Oleszczuk (8)	1,488,095	9.5

Gene Riechers (9)	992,063	6.3

James S. Ulsamer	—	—

Jonathan N. Grayer	90,000	*

Timothy J. Levy (10)	984,741	6.3

Directors and executive officers as a group (7 persons)	6,063,289	38.3

*	Represents less than 1% of the outstanding shares of common stock.

(1)	Includes 1,992,489 shares held by Mayfield IX, 104,868 shares held by Mayfield Associates Fund IV and 245,537 shares held by the Varsity Books Trust, a revocable trust. Mayfield IX Management LLC is the general partner of Mayfield IX and Mayfield Associates Fund IV both of which are Delaware limited partnerships. Mr. Morgan, one of our directors, is a nonmanaging member on Mayfield IX Management LLC. He has no management authority with respect to Mayfield IX Management and disclaims beneficial ownership of our shares held directly by Mayfield IX Management, Mayfield IX, and Mayfield Association Fund IV except to the extent of any pecuniary interest therein. Mayfield Fund, L.P.’s address is 2800 Sand Hill Road, Menlo Park, California 94025.

(2)	The Carlyle Group includes 745,483 shares held by Carlyle Venture Partners, L.P., 155,625 shares held by C/S Venture Investors, L.P., 116,092 shares held by Carlyle Venture Coinvestment L.L.C. and 98,870 shares held by Carlyle U.S. Venture Partners, L.P., as well as 712,836 shares currently outstanding and 279,164 shares issuable upon exercise of outstanding warrants, all of which are exercisable within the next 60 days at a weighted average exercise price of $1.48 per share held by B&T ENTERPRISES, L.L.C., a limited liability company. TC Group, L.L.C., an affiliate of The Carlyle Group, is the manager of B&T ENTERPRISES, L.L.C. and has sole control over the voting and disposition of the shares held by B&T ENTERPRISES, L.L.C. TC Group, L.L.C. disclaims beneficial ownership of any of the shares held by B&T ENTERPRISES, L.L.C. TCG Ventures, Ltd., an affiliate of The Carlyle Group, is the general partner of both Carlyle Venture Partners, L.P. and C/S Venture Investors, L.P. TCG Ventures, L.L.C., an affiliate of The Carlyle Group, is the general partner of both Carlyle Venture Coinvestment L.L.C. and Carlyle U.S. Venture Partners, L.P. The Carlyle Group’s address is 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, D.C. 20004.

(3)	Tribune Ventures is a division of Tribune Company and is located at 435 North Michigan Avenue, Chicago, Illinois 60611.

(4)	Includes 999,616 shares currently outstanding and 85,433 shares subject to options exercisable within the next 60 days.

(5)	The address for FBR Technology Venture Partners L.P. is Potomac Tower, 1001 19th Street North, Arlington, Virginia 22209.

3

(6)	Includes 17,881 shares currently outstanding and 39,867 issuable upon exercise of options held by Mr. Hozik that are exercisable within the next 60 days.

(7)	Includes 1,992,489 shares held by Mayfield IX, 104,868 shares held by Mayfield Associates Fund IV, 245,537 shares held by the Varsity Book Trust and 7,440 shares held directly by Mr. Morgan. Except for those shares held by Mr. Morgan, Mr. Morgan disclaims beneficial ownership of all other shares except to the extent of any pecuniary interest therein.

(8)	Includes 1,488,095 shares beneficially owned by Tribune Ventures, a division of Tribune Company. Mr. Oleszczuk is President of Tribune Ventures, and, as such may be deemed to have voting and investment power over such shares. Mr. Oleszczuk disclaims beneficial ownership of these shares.

(9)	Includes 992,063 shares beneficially owned by FBR Technology Venture Partners L.P. Mr. Riechers is a partner of FBR Technology Venture Partners L.P. and, as such, may be deemed to have voting and investment power over such shares. Mr. Riechers disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein.

(10)	Includes 984,741 shares currently outstanding.

4

PROPOSAL NO. 1

AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

      At the Special Meeting, the Company’s stockholders are being asked to approve an amendment to the Company’s Certificate of Incorporation that would change the Company’s name from “VarsityBooks.com Inc.” to “Varsity Group Inc.”.

      If this amendment is approved by a majority of our stockholders, we will change our corporate name from VarsityBooks.com Inc. to Varsity Group Inc. However, we will continue to maintain the brand and property currently residing in VarsityBooks.com Inc. as a wholly-owned subsidiary of Varsity Group Inc. We are making this change for three main reasons: (1) VarsityBooks.com Inc. is too limiting; (2) Varsity Group Inc. better reflects the marketing aspects of our business; and (3) Varsity Group Inc. is a flexible name.

      First, our business strategy is no longer described accurately by a name that includes the word “books” in it. Our business is broader than selling textbooks to students and, as such, must be reflected properly in our name.

      In addition, the proposed name of Varsity Group Inc. better reflects our rapid growth as a leading college marketing company. While the name “VarsityBooks.com Inc.” accurately describes one aspect of our business, it no longer serves as a full depiction of our overall business.

      Finally, Varsity Group Inc. is a name that provides greater flexibility, allowing us to choose in the future from a broad range of products and services to provide to the college market. It is a more sustainable name as we continue to add properties to our existing ones, including College Impact (which houses our network of student representatives) and VarsityBooks.com (which houses our retail on-line properties).

      The foregoing amendment of the Certificate of Incorporation requires the affirmative vote of the holders of a majority of the shares of our Common Stock present at the Special Meeting in person or by proxy and entitled to vote.

      OUR BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO “VARSITY GROUP INC.,” AS DESCRIBED ABOVE.

      STOCKHOLDERS ARE REMINDED TO SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

5

VARSITYBOOKS.COM INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JUNE __, 2000.

The undersigned hereby appoints Eric Kuhn, Richard Hozik, and each of them, attorneys and proxies, with power of substitution and revocation, to vote, as designated below, all shares of Common Stock that the undersigned is entitled to vote, with all powers that the undersigned would possess if personally present at the Special Meeting (including all adjournments thereof) of Stockholders of VarsityBooks.com Inc. to be held on June __, 2000, at the offices of Shaw Pittman, 1676 International Drive, McLean, Virginia 22102 on June __, 2000 at 10:00 a.m., local time.

EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION DESCRIBED ON THE REVERSE SIDE.

PLEASE VOTE, DATE, AND SIGN ON THE OTHER SIDE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE.)

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

—
SEE REVERSE
SIDE
—

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

PROPOSAL 1: AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO VARSITY GROUP INC

FOR AGAINST ABSTAIN
[ ] [ ] [ ]

IN THEIR DISCRETION, THE PROXIES ARE

AUTHORIZED TO VOTE UPON SUCH OTHER

BUSINESS AS MAY PROPERLY COME BEFORE

THE MEETING

CHANGE OF ADDRESS AND/OR COMMENTS MARK HERE [ ]

PLEASE MARK, SIGN, DATE AND

RETURN THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK

SIGNATURE:______________________________________ DATE:_______________

NOTED:  Please sign as name appears hereon. Joint owners EACH must sign. When signing as attorney, trustee, executor, administrator or guardian, please give your FULL title. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf. If a partnership, please sign in partnership name by an authorized person.